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                                                                    EXHIBIT 99.4

                           CERTIFICATION PURSUANT TO
               18 U.S.C. SECTION 1350, AS ADOPTED AND PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

    In connection with the quarterly report of American Achievement Corporation on Form 10-Q/A for the period ending February 23, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Sherice
P. Bench, Chief Financial Officer of American Achievement Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

    (1) The Report fully complies with requirements of Section 13(a) or 15(d) of the Securities and Exchange Act 1934; and

    (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of American Achievement Corporation.

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Dated: September 10, 2002                                              /s/ SHERICE P. BENCH
                                                            -----------------------------------------
                                                                         Sherice P. Bench
                                                                     CHIEF FINANCIAL OFFICER
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